[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Exhibit 10.4 AMENDMENT NO. 2 This Amendment No. 2 (the “Amendment”) to the License and Collaboration Agreement dated May 2, 2017, as previously amended by Amendment No. 1 dated September 14, 2020 (the “Agreement”), is made by and between: (1) ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at SE-151 85 Södertälje, Sweden and principal offices at SE-431 83 Mölndal, Sweden (“AstraZeneca”); and (2) Pieris Pharmaceutical, Inc. (“Pieris US”), a corporation existing under the laws of the State of Nevada having a principal place of business at 255 State Street, 9th Floor, Boston, MA 02109, Pieris Pharmaceuticals GmbH (“Pieris Germany”), a company existing under the laws of Germany having a principal place of business at Lise-Meitner-Strasse 30, 85354 Freising, Germany, Pieris Australia Pty. Ltd. (“Pieris Australia”), a company existing under the laws of Australia with its registered address at Level 8, 123 Pitt Street, Sydney NSW 2000, Australia (Pieris US, Pieris Germany, and Pieris Australia are collectively referred to as “Pieris”), and is made effective as of March 29, 2021 (the “Amendment Effective Date”). Recitals WHEREAS, in accordance with the Agreement, AstraZeneca is Developing the Lead Product also known as AZD 1402 or PRS-060; WHEREAS, the Parties desire to amend and restate certain terms and conditions of the Agreement with respect to Lead Product; and Agreement NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows: 1. Definitions Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement. 2. Amendment Payment

2 AstraZeneca will pay to Pieris a one-time payment of thirteen million Dollars ($13,000,000) within [***] days of receipt of an invoice from Pieris after the Amendment Effective Date. Such payment will be non-refundable, non-creditable and not subject to set-off. This payment is intended to be in lieu of the Phase 2a Study Initiation milestone for the Lead Product under the Agreement. 3. Modifications 3.1 Section 9.3.1 (Lead Product (No Co-Development) Development Milestone Payments) of the Agreement shall be amended as follows: (i) The Phase 2a Study Initiation Developmental Milestone Event shall be deleted in its entirety; and (ii) The Phase 2b Study Initiation Developmental Milestone Event payment shall be changed to [***] Dollars ($[***]). Developmental Milestone Event Lead Product (no co-development) [***] Lead Product (no co-development) [***] Lead Product (no co-development) [***] Phase 2a Study Initiation: [***] [***] [***] Phase 2b Study Initiation: [***] [***] [***] 3.2 The Phase 2a Study Initiation Developmental Milestone Event in Section 9.3.2 (Lead Product ([***] Co-Development) Development Milestone Payments) of the Agreement shall be deleted in its entirety. Developmental Milestone Event Lead Product ([***]) [***] Lead Product ([***]) [***] Lead Product ([***]) [***] Phase 2a Study Initiation: [***] [***] [***] 3.3 Section 9.3.3 (Lead Product ([***] Split Option or [***] Cap Option Co- Development) Developmental Milestone Payments) of the Agreement shall be amended as follows: (i) The Phase 2a Study Initiation Developmental Milestone Event shall be deleted in its entirety; and (ii) The Phase 2b Study Initiation Developmental Milestone Event payment shall be changed to [***]Dollars ($[***]).

3 Developmental Milestone Event Lead Product ([***] Split or Cap Option) [***] Lead Product ([***] Split or Cap Option) [***] Lead Product ([***] Split or Cap Option) [***] Phase 2a Study Initiation: [***] [***] [***] Phase 2b Study Initiation: [***] [***] [***] 3.4 The table in Section 9.5.1 (Lead Product Sales Related Milestone Payments (without Lead Product Co-Dev Option Exercise) of the Agreement shall be deleted in its entirety and replaced by the following table: Sales Milestone Event Sales Milestone Payment The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***]Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***])

4 Sales Milestone Event Sales Milestone Payment The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) Net Sales of the Lead Product in the Calendar Year [***] years after First Commercial Sale are equal to or exceed [***] Dollars ($[***]), subject to such Calendar Year being within the Royalty Term for the Lead Product. For clarity, should the Net Sales for the Lead Product not be equal to or exceed [***] Dollars ($[***]) during such Calendar Year, this Sales Milestone Event has not been reached and no payment shall be made by AstraZeneca. [***] Dollars ($[***]) 3.5 The table in Section 9.5.3 (Lead Product Sales Related Milestone Payments (with Lead Product CoDev Option and [***] Split Option or [***] Cap Option Exercise) of the Agreement shall be deleted in its entirety and replaced by the following table: Sales Milestone Event Sales Milestone Payment The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***])

5 Sales Milestone Event Sales Milestone Payment The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year [***] Dollars ($[***]) If Net Sales of the Lead Product during the period starting on the first day of the calendar month following the date of expiry of the Royalty Term for the Lead Product and ending on the last day of the 12th month after such date (the “Anniversary Period”)falls within one of the thresholds in (i) to (iii): (i) [***] Dollars ($[***]) up to [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year; OR (i) [***] Dollars ($[***]) (ii) [***] Dollars ($[***]) up to [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year; OR (ii) [***] Dollars ($[***]) (iii) More than [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year (iii) [***] Dollars ($[***]) For clarity, should the Net Sales for the Lead Product not be equal to or exceed [***] Dollars ($[***]) during the Anniversary Period this Sales Milestone Event has not been reached and no payment shall be made by AstraZeneca. For further clarity, the calculation of the Anniversary Period based on the definition of Royalty Term shall not

6 Sales Milestone Event Sales Milestone Payment impact Pieris’ entitlement to Lead Product Royalties under [***] Split Option Co- Development (in accordance with Section 9.6.1.3) or [***] Cap Option Co- Development (in accordance with Section 9.6.1.4). If Net Sales for the Lead Product during the third Calendar Year of a Reoccurrence Period falls within one of the thresholds in (i) to (iii): (i) [***] Dollars ($[***]) up to [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year; OR (i) [***] Dollars ($[***]) (ii) [***] Dollars ($[***]) up to [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year; OR (ii) [***] Dollars ($[***]) (iii) More than [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year. (iii) [***] Dollars ($[***]) For clarity, should the Net Sales for the Lead Product not be equal to or exceed [***] Dollars ($[***]) during the [***] year of a Reoccurrence Period, the Sales Milestone Event for such Reoccurrence Period has not been reached and no payment shall be made by AstraZeneca. For the purpose of this Section 9.5.3, “Reoccurrence Period” means one of successive periods of [***] ([***]) successive Calendar Years starting with January 1st of the Calendar Year immediately following the Calendar Year in which the last day of the Anniversary Period occurs. For further clarity, the calculation of the Anniversary Period based on the

7 Sales Milestone Event Sales Milestone Payment definition of Royalty Term shall not impact Pieris’ entitlement to Lead Product Royalties under [***] Split Option Co- Development (in accordance with Section 9.6.1.3) or [***] Cap Option Co- Development (in accordance with Section 9.6.1.4)). 3.6 Notwithstanding the definition of Sales Milestone Payment in Section 9.5 of the Agreement (or any other portion of the Agreement) the payments made in connection with the Anniversary Period or the Reoccurrence Periods shall be made as contemplated above (for example, payments made in connection with the Reoccurrence Periods shall not be one-time payments). For clarity, the Anniversary Period Payment shall be paid only once. 3.7 The table in Section 9.6.1.1 (Lead Product Royalties (No Co-Development)) of the Agreement shall be deleted in its entirety and replaced by the following table: Annual Calendar Year Royalty Bearing Net Sales Royalty Rates owed by AstraZeneca Portion of Net Sales less than [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than or equal to [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Net Sales greater than [***] Dollars ($[***]) [***] Percent ([***]%) 3.8 The table in Section 9.6.1.3 (Lead Product Royalties ([***] Split Option Co- Development)) of the Agreement shall be deleted in its entirety and replaced by the following table: Annual Calendar Year Royalty Bearing Net Sales Royalty Rates owed by AstraZeneca Portion of Net Sales less than [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***]) [***] Percent ([***]%)

8 Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than or equal to [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Net Sales greater than [***] Dollars ($[***]) [***] Percent ([***]%) 4. Amendment Effective Date This Amendment shall become effective on the Amendment Effective Date. 5. Entire Agreement This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any representations, warranties, or covenants of the Party except as specifically set out in the Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability or fraud. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect. [Remainder of page intentionally blank. Signatures follow.]

9 Execution THIS AMENDMENT IS EXECUTED by the authorized representatives of the Parties as of the Amendment Effective Date. ASTRAZENECA AB (publ.) PIERIS PHARMACEUTICAL, INC. Signature: /s/ Ulrika Lilja Signature: /s/ Stephen Yoder Name: Ulrika Lilja Name: Stephen Yoder Title: Authorised Signatory Title: CEO PIERIS PHARMACEUTICALS GmbH. Signature: /s/ Stephen Yoder Name: Stephen Yoder Title: CEO PIERIS AUSTRALIA PTY LTD. Signature: /s/ Stephen Yoder Name: Stephen Yoder Title: CEO 110721148v.3